                                                                      EXHIBIT 10


                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference made to our firm under the caption "Independent Auditors" and to the use of our report dated February 10, 1999, as to the WM Advantage Divisions of American General Life Insurance Company Separate Account D, and February 16, 1999, as to American General Life Insurance Company, in Post-Effective Amendment No. 9 to the Registration Statement (Form N-4 No. 33-57730 and 811-2441) of American General Life Insurance Company Separate
Account D.



                                              ERNST & YOUNG LLP



Houston, Texas
June 30, 1999